EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joe Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

ASHFORD TRUST REPORTS SECOND QUARTER 2020 RESULTS

DALLAS - July 29, 2020 - Ashford Hospitality Trust, Inc. (NYSE: AHT) (“Ashford Trust” or the “Company”) today reported financial results and performance measures for the second quarter ended June 30, 2020. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of June 30, 2020 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2020 with the second quarter ended June 30, 2019 (see discussion below). All data presented in this press release gives effect to the 1-for-10 reverse stock split with regards to share counts and per share data. The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

COVID-19 UPDATE
In response to the impact of COVID-19 on the hospitality industry, the Company is deploying numerous strategies and protocols to protect the health and safety of its hotel employees, guests, partners, and communities where it operates. Additionally, the Company has taken steps to ensure that it has additional financial flexibility going forward to navigate this crisis, including:

•
Beginning on April 1, 2020, the Company did not make principal or interest payments under nearly all of its loan agreements, which constituted an “Event of Default” as such term is defined under the applicable loan agreement. The Company is actively working with its lenders to arrange mutually agreeable forbearance agreements to reduce its near-term cash burn rate and improve liquidity. To date, the Company has signed forbearance or other agreements on 6 loans secured by 24 hotels. The forbearance agreements allow the Company to defer interest on the loans for an initial period of three months and up to six months subject to certain conditions. The forbearance and other agreements also generally allow the Company to utilize lender and manager held reserve accounts, which are included in restricted cash on the Company’s balance sheet, in order to fund operating shortfalls at the hotels.

•
The Company ended the quarter with cash and cash equivalents of $165 million and restricted cash of $95 million. The vast majority of the restricted cash is comprised of lender and manager held reserves. The Company is currently working with its property managers and lenders in order to utilize lender and manager held reserves to fund operating shortfalls. At the end of the quarter, there was also $13 million in due from third-party hotel managers, which is the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.

•	Currently, operations at four of the Company’s properties remain temporarily suspended. The Company’s remaining 112 properties are open and operating.

AHT Reports Second Quarter Results

July 29, 2020

The negative impact of the COVID-19 crisis on economic activity and the hospitality industry continues to evolve. The crisis is expected to continue to impact the Company’s financial results during the third quarter of 2020 and beyond. Given the severity of the COVID-19 crisis and the appointment of a new President and Chief Executive Officer, the Company anticipates doing a review of its long-term strategy after the crisis has passed, which may include material changes to its leverage, capital structure, liquidity, and investment focus.

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders was $215.3 million or $20.85 per diluted share for the quarter.

•	Comparable RevPAR for all hotels decreased 88.3% to $16.60 during the quarter.

•	Adjusted EBITDAre was negative $56.5 million for the quarter.

•	Adjusted funds from operations (AFFO) was negative $12.32 per diluted share for the quarter.

•	Capex invested during the quarter was $9.4 million.

CAPITAL STRUCTURE
At June 30, 2020, the Company had total mortgage loans of $4.1 billion with a blended average interest rate of 3.7%. This average interest rate does not take into account any default rates.

Subsequent to quarter end, the Company announced that its Board of Directors unanimously approved a reverse split of the Company’s common stock at a ratio of 1-for-10. The reverse stock split became effective on July 15, 2020 at which time each share of the Company’s issued and outstanding common stock and equivalents was converted into 1/10th of a share of the Company’s common stock. The common stock commenced trading on the New York Stock Exchange (the “NYSE”) on July 16, 2020 on the split-adjusted basis.

Subsequent to quarter end, the Company announced on July 20, 2020 that it is commencing an offer to exchange shares of common stock for outstanding depositary shares of each series of its preferred stock. The exchange offer is subject to the terms and conditions described in the Offer to Exchange, and the related Letter of Transmittal, which will be filed with the Securities and Exchange Commission (“SEC”). The Company has filed a preliminary registration statement on Form S-4, which is currently subject to SEC review.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors announced a suspension of its previously announced 2020 common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock and common units for the second quarter ending June 30, 2020. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations.

PORTFOLIO REVPAR
As of June 30, 2020, the portfolio consisted of 116 hotels.

•	Comparable RevPAR decreased 88.3% to $16.60 for all hotels on a 36.4% decrease in ADR and an 81.6% decrease in occupancy.

AHT Reports Second Quarter Results

July 29, 2020

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time, so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“As the COVID-19 pandemic escalated into an unprecedented national emergency, we took decisive actions in order enhance our operational and financial flexibility,” commented J. Robison Hays, Ashford Trust’s President and Chief Executive Officer. “While these are challenging times for our country, the economy and the hospitality industry, we remain steadfast in our approach to mitigate the financial impact of economic disruptions and hotel closures. We continue to work very closely with our property managers to minimize our operating costs, and we continue to work with our lenders and special servicers to address our remaining defaults. We are focused on getting our hotels back up and running and remain committed to safeguarding the health of our associates and guests, protecting the long-term value of our hotels and establishing a path to return our hotels to profitability.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, July 30, 2020, at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, August 6, 2020, by dialing (412) 317-6671 and entering the confirmation number, 13706005.

The Company will also provide an online simulcast and rebroadcast of its second quarter 2020 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Thursday, July 30, 2020, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

* * * * *

Ashford Hospitality Trust is a real estate investment trust (REIT) focused on investing predominantly in upper upscale, full-service hotels.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

AHT Reports Second Quarter Results

July 29, 2020

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the Company’s strategy and future plans. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford Trust’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19 on our business and investment strategy; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our ability to obtain future financing arrangements or restructure existing property level indebtedness; our understanding of our competition; market trends; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in Ashford Trust’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	June 30, 2020	December 31, 2019
ASSETS
Investments in hotel properties, net	$3,927,826	$4,108,443
Cash and cash equivalents	165,476	262,636
Restricted cash	95,318	135,571
Marketable securities	1,819	14,591
Accounts receivable, net of allowance of $1,475 and $698, respectively	19,299	39,638
Inventories	3,287	4,346
Notes receivable, net	7,981	7,709
Investment in OpenKey	2,722	2,829
Deferred costs, net	2,713	2,897
Prepaid expenses	24,126	21,886
Derivative assets, net	1,852	1,691
Operating lease right-of-use assets	45,368	49,995
Other assets	28,088	17,932
Intangible assets, net	797	797
Due from related parties, net	4,969	3,019
Due from third-party hotel managers	12,894	17,368
Total assets	$4,344,535	$4,691,348

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$4,107,245	$4,106,518
Accounts payable and accrued expenses	89,152	124,226
Accrued interest payable	90,997	10,115
Dividends and distributions payable	868	20,849
Due to Ashford Inc., net	2,421	6,570
Due to third-party hotel managers	605	2,509
Intangible liabilities, net	2,297	2,337
Operating lease liabilities	45,603	53,270
Derivative liabilities, net	220	42
Other liabilities	13,161	25,776
Total liabilities	4,352,569	4,352,212

Redeemable noncontrolling interests in operating partnership	30,332	69,870
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at June 30, 2020 and December 31, 2019	24	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at June 30, 2020 and December 31, 2019	48	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at June 30, 2020 and December 31, 2019	62	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at June 30, 2020 and December 31, 2019	38	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at June 30, 2020 and December 31, 2019	54	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 10,475,085 and 10,210,360 shares issued and outstanding at June 30, 2020 and December 31, 2019, respectively	105	102
Additional paid-in capital	1,829,935	1,826,472
Accumulated deficit	(1,868,968)	(1,558,038)
Total shareholders' equity (deficit) of the Company	(38,702)	268,762
Noncontrolling interests in consolidated entities	336	504
Total equity (deficit)	(38,366)	269,266
Total liabilities and equity/deficit	$4,344,535	$4,691,348

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
REVENUE
Rooms	$37,439	$328,252	$253,246	$608,633
Food and beverage	1,197	67,298	49,147	128,359
Other	4,153	18,475	21,501	34,679
Total hotel revenue	42,789	414,025	323,894	771,671
Other	276	1,123	1,048	2,195
Total revenue	43,065	415,148	324,942	773,866
EXPENSES
Hotel operating expenses
Rooms	12,642	68,179	65,108	128,826
Food and beverage	3,463	44,122	38,364	85,445
Other expenses	46,061	124,609	149,855	238,136
Management fees	4,389	14,783	14,938	27,772
Total hotel operating expenses	66,555	251,693	268,265	480,179
Property taxes, insurance and other	20,700	21,762	41,172	42,159
Depreciation and amortization	65,016	67,511	131,366	134,689
Impairment charges	27,605	6,533	55,218	6,533
Transaction costs	—	2	—	2
Advisory services fee:
Base advisory fee	8,557	9,362	17,474	18,351
Reimbursable expenses	1,567	3,006	3,398	5,396
Non-cash stock/unit-based compensation	92	4,549	4,643	8,838
Incentive fee	—	(636)	—	—
Corporate, general and administrative:
Non-cash stock/unit-based compensation	597	622	739	721
Other general and administrative	4,111	2,295	7,461	4,797
Total operating expenses	194,800	366,699	529,736	701,665
Gain (loss) on sale of assets and hotel properties	(6)	328	3,617	561
OPERATING INCOME (LOSS)	(151,741)	48,777	(201,177)	72,762
Equity in earnings (loss) of unconsolidated entities	(79)	(867)	(158)	(1,930)
Interest income	41	785	652	1,566
Other income (expense), net	(3,149)	(338)	(1,627)	(654)
Interest expense, net of premium amortization	(84,544)	(60,379)	(135,047)	(119,287)
Amortization of loan costs	(3,538)	(7,608)	(10,120)	(14,866)
Write-off of premiums, loan costs and exit fees	(1,935)	(90)	(2,030)	(2,152)
Unrealized gain (loss) on marketable securities	479	598	(998)	1,406
Unrealized gain (loss) on derivatives	192	1,476	4,614	(1,518)
INCOME (LOSS) BEFORE INCOME TAXES	(244,274)	(17,646)	(345,891)	(64,673)
Income tax benefit (expense)	2,188	(3,706)	1,885	(3,301)
NET INCOME (LOSS)	(242,086)	(21,352)	(344,006)	(67,974)
(Income) loss attributable to noncontrolling interest in consolidated entities	120	(14)	168	12
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	37,350	5,084	55,021	13,663
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(204,616)	(16,282)	(288,817)	(54,299)
Preferred dividends	(10,644)	(10,644)	(21,288)	(21,288)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(215,260)	$(26,926)	$(310,105)	$(75,587)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(20.85)	$(2.73)	$(30.46)	$(7.67)
Weighted average common shares outstanding – basic	10,312	9,994	10,162	9,968
Diluted:
Net income (loss) attributable to common stockholders	$(20.85)	$(2.73)	$(30.46)	$(7.67)
Weighted average common shares outstanding – diluted	10,312	9,994	10,162	9,968
Dividends declared per common share:	$—	$0.60	$—	$1.80

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Net income (loss)	$(242,086)	$(21,352)	$(344,006)	$(67,974)
Interest expense and amortization of premiums and loan costs, net	88,082	67,987	145,167	134,153
Depreciation and amortization	65,016	67,511	131,366	134,689
Income tax expense (benefit)	(2,188)	3,706	(1,885)	3,301
Equity in (earnings) loss of unconsolidated entities	79	867	158	1,930
Company's portion of EBITDA of Ashford Inc.	—	1,703	—	3,577
Company's portion of EBITDA of OpenKey	(78)	(94)	(156)	(209)
EBITDA	(91,175)	120,328	(69,356)	209,467
Impairment charges on real estate	27,605	6,533	55,218	6,533
(Gain) loss on sale of assets and hotel properties	6	(328)	(3,617)	(561)
EBITDAre	(63,564)	126,533	(17,755)	215,439
Amortization of unfavorable contract liabilities	59	117	108	78
(Gain) loss on insurance settlements	(148)	—	(148)	(36)
Write-off of premiums, loan costs and exit fees	1,935	90	2,030	2,152
Other (income) expense, net	3,150	413	1,659	775
Transaction and conversion costs	1,794	240	2,535	686
Legal, advisory and settlement costs	40	1,399	185	1,816
Unrealized (gain) loss on marketable securities	(479)	(598)	998	(1,406)
Unrealized (gain) loss on derivatives	(192)	(1,476)	(4,614)	1,518
Dead deal costs	16	18	117	50
Non-cash stock/unit-based compensation	841	5,368	5,747	9,958
Advisory services incentive fee	—	(636)	—	—
Company's portion of adjustments to EBITDAre of Ashford Inc.	—	618	—	1,531
Company's portion of adjustments to EBITDAre of OpenKey	3	14	9	35
Adjusted EBITDAre	$(56,545)	$132,100	$(9,129)	$232,596
ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2020	2019	2020	2019
Net income (loss)	$(242,086)	$(21,352)	$(344,006)	$(67,974)
(Income) loss attributable to noncontrolling interest in consolidated entities	120	(14)	168	12
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	37,350	5,084	55,021	13,663
Preferred dividends	(10,644)	(10,644)	(21,288)	(21,288)
Net income (loss) attributable to common stockholders	(215,260)	(26,926)	(310,105)	(75,587)
Depreciation and amortization on real estate	64,970	67,452	131,268	134,573
(Gain) loss on sale of assets and hotel properties	6	(328)	(3,617)	(561)
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(37,350)	(5,084)	(55,021)	(13,663)
Equity in (earnings) loss of unconsolidated entities	79	867	158	1,930
Impairment charges on real estate	27,605	6,533	55,218	6,533
Company's portion of FFO of Ashford Inc.	—	(767)	—	(1,402)
Company's portion of FFO of OpenKey	(79)	(96)	(158)	(196)
FFO available to common stockholders and OP unitholders	(160,029)	41,651	(182,257)	51,627
Write-off of premiums, loan costs and exit fees	1,935	90	2,030	2,152
(Gain) loss on insurance settlements	(148)	—	(148)	(36)
Other (income) expense, net	3,150	413	1,659	775
Transaction and conversion costs	1,794	240	2,535	686
Legal, advisory and settlement costs	40	1,399	185	1,816
Unrealized (gain) loss on marketable securities	(479)	(598)	998	(1,406)
Unrealized (gain) loss on derivatives	(192)	(1,476)	(4,614)	1,518
Dead deal costs	16	18	117	50
Non-cash stock/unit-based compensation	841	5,368	5,747	9,958
Amortization of loan costs	3,536	7,606	10,116	14,862
Advisory services incentive fee	—	(636)	—	—
Company's portion of adjustments to FFO of Ashford Inc.	—	2,198	—	4,640
Company's portion of adjustments to FFO of OpenKey	3	15	9	37
Adjusted FFO available to common stockholders and OP unitholders	$(149,533)	$56,288	$(163,623)	$86,679
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(12.32)	$4.72	$(13.57)	$7.30
Weighted average diluted shares	12,135	11,924	12,054	11,877

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
JUNE 30, 2020
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate (1)	Fixed-Rate Debt	Floating-Rate Debt		Total Debt
KEYS Pool A - 7 hotels	June 2020	LIBOR + 3.65%	$—	$180,720	(2)	$180,720
KEYS Pool B - 7 hotels	June 2020	LIBOR + 3.39%	—	174,400	(2)	174,400
KEYS Pool C - 5 hotels	June 2020	LIBOR + 3.73%	—	221,040	(2)	221,040
KEYS Pool D - 5 hotels	June 2020	LIBOR + 4.02%	—	262,640	(2)	262,640
KEYS Pool E - 5 hotels	June 2020	LIBOR + 2.73%	—	160,000	(2)	160,000
KEYS Pool F - 5 hotels	June 2020	LIBOR + 3.68%	—	215,120	(2)	215,120
Morgan Stanley Ann Arbor - 1 hotel	July 2020	LIBOR + 4.40%	—	35,200	(3)	35,200
Morgan Stanley - 8 hotels	July 2020	LIBOR + 4.33%	—	144,188	(3)	144,188
GACC Gateway - 1 hotel	November 2020	6.26%	91,046	—		91,046
JPMorgan Chase La Posada - 1 hotel	November 2020	LIBOR + 2.55%	—	25,000	(4)	25,000
Morgan Stanley Pool - 17 hotels	November 2020	LIBOR + 3.00%	—	419,000	(5)	419,000
JPMorgan Chase - 8 hotels	February 2021	LIBOR + 2.92%	—	395,000	(6)	395,000
BAML Princeton/Nashville - 2 hotels	March 2021	LIBOR + 2.75%	—	240,000	(2)	240,000
BAML Highland Pool - 19 hotels	April 2021	LIBOR + 3.20%	—	907,030	(7)	907,030
SPT Embassy Suites New York Manhattan Times Square - 1 hotel	February 2022	LIBOR + 3.90%	—	145,000	(8)	145,000
Prudential Boston Back Bay - 1 hotel	November 2022	LIBOR + 2.00%	—	97,000		97,000
BAML Indigo Atlanta - 1 hotel	December 2022	LIBOR + 2.25%	—	16,100	(9)	16,100
Aareal Le Pavillon - 1 hotel	January 2023	LIBOR + 3.40%	—	37,000	(10)	37,000
Deutsche Bank W Minneapolis - 1 hotel	May 2023	5.46%	51,582	—		51,582
Aareal Hilton Alexandria - 1 hotel	June 2023	LIBOR + 2.45%	—	73,450		73,450
GACC Manchester RI - 1 hotel	January 2024	5.49%	6,727	—		6,727
GACC Jacksonville RI - 1 hotel	January 2024	5.49%	9,818	—		9,818
Key Bank Manchester CY - 1 hotel	May 2024	4.99%	6,260	—		6,260
Southside Bank Ashton - 1 hotel	June 2024	LIBOR + 2.00%	—	8,881		8,881
Morgan Stanley Pool C1 - 3 hotels	August 2024	5.20%	64,022	—		64,022
Morgan Stanley Pool C2 - 2 hotels	August 2024	4.85%	11,792	—		11,792
Morgan Stanley Pool C3 - 3 hotels	August 2024	4.90%	23,578	—		23,578
BAML Pool 5 - 2 hotels	February 2025	4.45%	19,369	—		19,369
BAML Pool 3 - 3 hotels	February 2025	4.45%	50,098	—		50,098
US Bank Hilton Santa Cruz/Scotts Valley - 1 hotel	March 2025	4.66%	24,794	—		24,794
Total			$359,086	$3,756,769		$4,115,855
Percentage			8.7%	91.3%		100.0%
Weighted average interest rate (1)			5.30%	3.49%		3.65%
All indebtedness is non-recourse.

(1)	Interest rates do not include default or late payment rates in effect on some mortgage loans.

(2)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions.

(3)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. The third one-year extension period began in July 2019.

(4)	This mortgage loan has three one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 1.25%.

(5)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in November 2019.

(6)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in February 2020.

(7)	This mortgage loan has five one-year extension options, subject to satisfaction of certain conditions. The first one-year extension period began in April 2020.

(8)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 1.50%.

(9)	This mortgage loan has a LIBOR floor of 0.25%.

(10)	This mortgage loan has two one-year extension options, subject to satisfaction of certain conditions.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$37,388	$—	$37,388	$327,234	$(7,603)	$319,631	(88.57)%	(88.30)%
RevPAR	$16.60	$—	$16.60	$140.58	$100.30	$141.94	(88.19)%	(88.30)%
Occupancy	14.91%	—%	14.91%	80.90%	76.79%	81.04%	(81.57)%	(81.60)%
ADR	$111.34	$—	$111.34	$173.78	$130.62	$175.16	(35.93)%	(36.43)%

ALL HOTELS:
	Six Months Ended June 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$252,164	$(490)	$251,674	$606,430	$(11,984)	$594,446	(58.42)%	(57.66)%
RevPAR	$55.82	$(36.61)	$55.88	$131.46	$89.24	$132.72	(57.54)%	(57.90)%
Occupancy	36.74%	(37.06)%	36.74%	76.91%	71.82%	77.06%	(52.23)%	(52.32)%
ADR	$151.92	$(98.80)	$152.08	$170.93	$124.26	$172.23	(11.12)%	(11.70)%

NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at June 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2020	2019	% Variance	2020	2019	% Variance
Total hotel revenue	$42,709	$412,671	(89.65)%	$322,412	$768,723	(58.06)%
Non-comparable adjustments	(4)	(9,009)		(653)	(14,873)
Comparable total hotel revenue	$42,705	$403,662	(89.42)%	$321,759	$753,850	(57.32)%

Hotel EBITDA	$(43,473)	$145,327	(129.91)%	$22,317	$257,236	(91.32)%
Non-comparable adjustments	16	(2,350)		269	(3,972)
Comparable hotel EBITDA	$(43,457)	$142,977	(130.39)%	$22,586	$253,264	(91.08)%
Hotel EBITDA margin	(101.79)%	35.22%	(137.01)%	6.92%	33.46%	(26.54)%
Comparable hotel EBITDA margin	(101.76)%	35.42%	(137.18)%	7.02%	33.60%	(26.58)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$(22)	$105	(120.95)%	$15	$165	(90.91)%
Hotel EBITDA attributable to the Company and OP unitholders	$(43,451)	$145,222	(129.92)%	$22,302	$257,071	(91.32)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$(43,435)	$142,872	(130.40)%	$22,571	$253,099	(91.08)%
NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at June 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not reflect the operations of Orlando WorldQuest Resort.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(144,344)	$(678)	$(97,064)	$(242,086)
Non-property adjustments	27,463	—	(27,463)	—
Interest income	(14)	—	14	—
Interest expense	8,125	—	76,419	84,544
Amortization of loan cost	547	—	2,991	3,538
Depreciation and amortization	64,812	156	48	65,016
Income tax expense (benefit)	(19)	—	(2,169)	(2,188)
Non-hotel EBITDA ownership expense	(43)	2	41	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(43,473)	(520)	(47,183)	(91,176)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	22	—	(22)	—
Equity in (earnings) loss of unconsolidated entities	—	—	79	79
Company's portion of EBITDA of OpenKey	—	—	(78)	(78)
Hotel EBITDA attributable to the Company and OP unitholders	$(43,451)	$(520)	$(47,204)	$(91,175)
Non-comparable adjustments	16
Comparable hotel EBITDA	$(43,457)
NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at June 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2019
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$63,002	$50	$(84,404)	$(21,352)
Non-property adjustments	6,205	—	(6,205)	—
Interest income	(76)	—	76	—
Interest expense	5,165	—	55,214	60,379
Amortization of loan cost	440	—	7,168	7,608
Depreciation and amortization	67,303	159	49	67,511
Income tax expense (benefit)	63	—	3,643	3,706
Non-hotel EBITDA ownership expense	3,225	7	(3,232)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	145,327	216	(27,691)	117,852
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(105)	—	105	—
Equity in (earnings) loss of unconsolidated entities	—	—	867	867
Company's portion of EBITDA of Ashford Inc.	—	—	1,703	1,703
Company's portion of EBITDA of OpenKey	—	—	(94)	(94)
Hotel EBITDA attributable to the Company and OP unitholders	$145,222	$216	$(25,110)	$120,328
Non-comparable adjustments	(2,350)
Comparable hotel EBITDA	$142,977
NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at June 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2020
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$(180,163)	$(558)	$(163,285)	$(344,006)
Non-property adjustments	51,453	—	(51,453)	—
Interest income	(51)	—	51	—
Interest expense	12,968	—	122,079	135,047
Amortization of loan cost	1,100	—	9,020	10,120
Depreciation and amortization	130,951	318	97	131,366
Income tax expense (benefit)	—	—	(1,885)	(1,885)
Non-hotel EBITDA ownership expense	6,059	19	(6,078)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	22,317	(221)	(91,454)	(69,358)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(15)	—	15	—
Equity in (earnings) loss of unconsolidated entities	—	—	158	158
Company's portion of EBITDA of OpenKey	—	—	(156)	(156)
Hotel EBITDA attributable to the Company and OP unitholders	$22,302	$(221)	$(91,437)	$(69,356)
Non-comparable adjustments	269
Comparable hotel EBITDA	$22,586
NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at June 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

Exhibit 1

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Six Months Ended June 30, 2019
	Hotel Total	Orlando WorldQuest Resort	Corporate / Allocated	Ashford Hospitality Trust, Inc.
Net income (loss)	$101,237	$319	$(169,530)	$(67,974)
Non-property adjustments	5,937	—	(5,937)	—
Interest income	(152)	—	152	—
Interest expense	9,588	—	109,699	119,287
Amortization of loan cost	864	—	14,002	14,866
Depreciation and amortization	134,290	301	98	134,689
Income tax expense (benefit)	106	—	3,195	3,301
Non-hotel EBITDA ownership expense	5,366	16	(5,382)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	257,236	636	(53,703)	204,169
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(165)	—	165	—
Equity in (earnings) loss of unconsolidated entities	—	—	1,930	1,930
Company's portion of EBITDA of Ashford Inc.	—	—	3,577	3,577
Company's portion of EBITDA of OpenKey	—	—	(209)	(209)
Hotel EBITDA attributable to the Company and OP unitholders	$257,071	$636	$(48,240)	$209,467
Non-comparable adjustments	(3,972)
Comparable hotel EBITDA	$253,264
NOTES:

(1)
The above comparable information assumes the 116 hotel properties owned and included in the Company’s operations at June 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.